Exhibit 10.4(d)

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO FRANCHISE AGREEMENT

THIS THIRD AMENDMENT TO FRANCHISE AGREEMENT (this “Third Amendment”) is executed as of the 30 day of April, 2014, but is made retroactively effective as of October 1, 2013, by and between BHH Affiliates, LLC, a Delaware limited liability company (“Franchisor”) and Watermark Realty, Inc., a Delaware corporation doing business in the State of Florida as Berkshire Hathaway HomeServices Florida Realty (“Franchisee”) (Franchisor and Franchisee are sometimes collectively referred to as the “Parties”), with reference to the following facts:

A. Franchisee and Franchisor have previously entered into that certain Berkshire Hathaway HomeServices Real Estate Brokerage Franchise Agreement with an “Effective Date” as defined therein of October 1, 2013 (together with all amendments hereinafter the “Franchise Agreement”); and

B. The Parties desire to amend the terms and conditions of the Franchise Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing facts, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Franchisor and Franchisee desire to modify the Franchise Agreement as set forth in this Third Amendment and, in connection therewith, the parties hereby agree as follows:

AGREEMENT

1. Pending Transactions

(a) The first sentence of Subparagraph 5.02(d) of the Franchise Agreement, as amended, is hereby deleted and omitted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary contained herein, Franchisee shall pay to Franchisor a Continuing Royalty equal to [***]% with respect to Gross Revenues arising from:

(i)	binding sales contracts or leasing and rental agreements executed prior to October 1, 2013 and the transaction is reported or closed on or after October 1, 2013 for which no Continuing Royalty was paid to BRER Affiliates LLC, (“BRER”), and

(ii)

transactions that closed on or prior to September 30, 2013, but which were not reported to, and for which no Continuing Royalty was paid to BRER (transactions described in Sections 1(a)(i) and 1(a)(ii) are hereinafter collectively referred to as the “Pending Transactions”).

Franchisee agrees that it will provide Franchisor with a list of such Pending Transactions as of the date of this Amendment, not later than thirty (30) days following the execution of this Third Amendment, and then on a rolling basis as the Pending Transactions close. BRER acknowledges and agrees that Franchisee does not owe and is not liable to pay any additional Continuing Royalties to BRER.”

(b) Subparagraph 5.02(h) of the Franchise Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

(i) Franchisee shall receive an aggregate Continuing Royalty fee credit not to exceed $[***] (the “Pending Transactions Credit”) of the Continuing Royalty paid in connection with Gross Revenues received from the Pending Transactions that closed, or for which Gross Revenues were received, during the first ninety (90) days after the Effective Date and for which Franchisee actually paid a Continuing Royalty fee to Franchisor. Franchisor shall issue a Continuing Royalty fee credit to Franchisee equal to twenty percent (20%) of the total Pending Transactions Credit during the first 5 Anniversary Years no later than 30 days after the end of each such Anniversary Year. All such Continuing Royalty fee credits will be applied with respect to future Continuing Royalty obligations.

(ii) Franchisor and Franchisee hereby acknowledge and agree that through no fault of Franchisee, Franchisor collected the Continuing Royalty from Franchisee that was due and payable to BRER for the Pending Transactions that closed prior to the date of this Third Amendment as further described in this Third Amendment. Within thirty (30) days following the execution of this Third Amendment, Franchisor will reimburse Franchisee a portion of the Continuing Royalty it collected with respect to the Pending Transactions, calculated in accordance with the formula set forth below. Franchisor shall:

(i)	calculate Franchisee’s actual Continuing Royalty fees for the Pending Transactions using a Continuing Royalty rate of [***]% of Gross Revenues; and

(ii)	shall notify Franchisee of such amount due as compared to the amount of Continuing Royalty collected with respect to Pending Transactions at the rate of [***]%; and

(iii)	shall [***] the difference to Franchisee.

Franchisee acknowledges and agrees that none of the Gross Revenues from the Pending Transactions shall be counted towards the Gross Revenue Threshold described in subparagraph 5.02(f) of the Franchise Agreement, as amended.”

2. [***]. Pursuant to the terms of a separate agreement between Franchisee and [***], Franchisee was entitled to receive [***] percent ([***]%) of the [***] collected by [***] with respect to (i) its [***] operating in [***], FL as [***] Realty [***], and (ii) the [***], FL office operated by another [***] operating as [***] The [***]. These payments were due Franchisee as the result of Franchisee’s agreement to permit the expansion of the operations of the named [***] into an [***] granted by [***] to Franchisee. [***] has agreed that so long as [***] Realty [***] and [***] The [***] remain [***] of [***]’s and maintain the operations that were permitted within the [***] granted by [***], [***] will continue to make the [***] payments described in this paragraph 2, consistent with past practice. Should [***] Realty [***] and/or [***] The [***] convert from the [***] Real Estate [***] system to [***]’s [***] system, then [***] agrees that it shall continue making the [***] payments described herein, consistent with [***]’s past practice, for so long as those companies maintain the operations that were permitted within the [***] granted by [***].

3. Confidentiality. Franchisee acknowledges that Franchisor is willing to enter into this Third Amendment subject to the condition that Franchisee maintains the confidentiality of this Third Amendment as set forth in this paragraph. Franchisee agrees that it will maintain the confidentiality of this Third Amendment and will not permit the terms hereof or the content of discussions between Franchisee and Franchisor or their representatives related hereto to be disclosed to any parties other than the parties hereto and Franchisee’s officers, shareholders, attorneys and accountants and also agrees that it shall cause any party to which it discloses such terms or conditions to maintain the confidentiality of such information and not to disclose such information to any parties other than those to whom Franchisee is permitted to make disclosures under this paragraph. Franchisor acknowledges that this paragraph shall not prohibit Franchisee from making disclosures required by law. Franchisee agrees however, that prior to making such disclosure (and where legally permissible to do so) it shall provide Franchisor with prompt notice of such requirement and shall cooperate with Franchisor in seeking a protective order waiving such disclosure and obtaining reliable assurance that confidential treatment will be accorded to any confidential information disclosed at no expense to Franchisee.

4. Counterparts; Electronic Signatures. Franchisor and Franchisee agrees that this Third Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which, when taken together, will constitute one and the same Third Amendment. Franchisor and Franchisee further agree that facsimile or scanned copies of this executed Third Amendment shall have the same force and effect as an original, and shall be fully binding on Franchisor and Franchisee.

5. No Other Amendments. All other terms and conditions of the Franchise Agreement not specifically modified herein remain in full force and effect.

IN WITNESS WHEREOF Franchisor and Franchisee have caused this Third Amendment to be executed on the date first set forth above.

FRANCHISEE:

WATERMARK REALTY, INC.
A Delaware corporation

By:	/s/ Rei L. Mesa
Rei L. Mesa
Its:	President

FRANCHISOR:

BHH AFFILIATES, LLC
A Delaware limited liability company

By:	HSF Affiliates, LLC, its sole Member

By:	/s/ David S. Beard
David S. Beard
Its:	Vice President and Corporate Counsel

With respect to its obligations referenced in paragraph 1(a) only:

BHH AFFILIATES, LLC
A Delaware limited liability company

By:	HSF Affiliates, LLC, its sole Member

By:	/s/ David S. Beard
David S. Beard
Its:	Vice President and Corporate Counsel